SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 29, 2004

(Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	52-1166660
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,

7th Floor

Lanham, Maryland 20706

(Address of principal executive offices)

(301) 306-1111

Registrant’s telephone number, including area code

Item 7.	Financial Statements and Exhibits.

(c)	99.1 Second Quarter Results Press Release, dated July 29, 2004

Item 12.	Results of Operations and Financial Condition.

On July 29, 2004, Radio One, Inc. issued a press release setting forth the results for its second quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

On July 29, 2004, Radio One, Inc. issued a press release setting forth its intention to acquire the assets of radio station WABZ-FM. A copy of the press release is attached hereto as Exhibit 99.2.

Exhibit Number	Description

99.1	Press release dated July 29, 2004: Radio One, Inc. Reports Record Second Quarter Results.

99.2	Press release dated July 29, 2004: Radio One Agrees to Acquire WABZ-FM

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.

July 29, 2004	/s/ Scott R. Royster
Scott R. Royster Executive Vice President and Chief Financial Officer (Principal Accounting Officer)